Press Release	THE GABELLI EQUITY TRUST INC. Investor Relations Contact: Laurissa Martire (914) 921-5399 lmartire@gabelli.com
For Immediate Release

Gabelli EQUITY TRUST

Rights Offering OVERSUBSCRIBED by $117 million

RAISING $155 MILLION

Rye, New York – April 22, 2026 – The Board of Directors of The Gabelli Equity Trust Inc. (NYSE: GAB) (the “Fund”) is pleased to announce the completion of its transferable rights offering (the “Offering” or “Offer”) in which more than 31.1 million common shares will be issued, resulting in gross proceeds to the Fund of approximately $155 million.

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each common share of the Fund held by shareholders of record (“record date shareholders”) as of March 2, 2026. Holders of Rights were entitled to purchase common shares by submitting ten Rights and $5.00 for each share to be purchased (the Subscription Price). The Offer expired at 5:00 PM Eastern Time on April 21, 2026 and the Rights no longer trade on the New York Stock Exchange.

Preliminary results indicate that the Fund received total subscriptions of approximately $273 million (including over-subscription requests and notices of guaranteed delivery) for 175% of the 31,119,670 common shares available to be issued pursuant to the primary subscription. Approximately 30% of the shares to be issued were subscribed for in the primary subscription and the remaining shares were subscribed for pursuant to the over-subscription privilege.

The over-subscription requests exceeded the over-subscription shares available. As a result, the available over-subscription shares will be allocated pro rata among those fully exercising record date shareholders who over-subscribed based on the number of Rights originally issued to them by the Fund. The Fund will return to those investors that submitted over-subscription requests the full amount of their excess payments.

The new common shares will be issued on or about April 28, 2026.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and additional information about the Fund and the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Equity Trust Inc. is a diversified, closed-end management investment company with $2.2 billion in total net assets whose primary investment objective is long-term growth of capital, with income as a secondary objective. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (OTCQX: GAMI).

NYSE – GAB

CUSIP – 362397101

For Information:

Laurissa Martire

(914) 921-5399